UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

INNOVATIVE INDUSTRIAL PROPERTIES, INC.
(Name of Registrant as Specified In Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Your **Vote** Counts!

INNOVATIVE INDUSTRIAL PROPERTIES, INC.

2021 Annual Meeting

Vote by June 03, 2021

11:59 PM ET

GENERAL BROKER

Hextone, Inc.
P.O. Box 9142
Farmingdale, NY 11735

1 OF 2
322,224
148,294

Ricky Campana
P.O. Box 123456
Suite 500
51 Mercedes Way
Edgewood, NY 11717

30#

FLASHID-JOB#



You invested in INNOVATIVE INDUSTRIAL PROPERTIES, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 04, 2021.**

Get informed before you vote

View the Form 10-K, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 23, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control # XXXX XXXX XXXX XXXX

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

June 04, 2021
8:00 AM PDT

Innovative Industrial Properties,Inc.
11440 West Bernardo Court, Suite 100
San Diego, CA 92127

*If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.Board Voting Items Recommends 1. Election of Directors Nominees: 01 Alan Gold 03 Mary Curran 05 Paul Smithers 02 Gary Kreitzer 04 Scott Shoemaker 06 David Stecher For 2 Ratification of the appointment of BDO USA, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2021. For 3 Approval on a non-binding advisory basis of the compensation of the Company's named executive officers. ForNOTE: Such other business as may properly come before the meeting or any adjournment thereof. Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date. 1.00000 322,224 FLASHID-JOB# 148,294